SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           GRANGE NATIONAL BANC CORP.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                    [INSERT NAME OF FILER WHEN APPLICABLE]
   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:
- --------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
- --------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
- --------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
- --------------------------------------------------------------------------------
(5) Total fee paid:
- --------------------------------------------------------------------------------
/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
- --------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:
- --------------------------------------------------------------------------------
(3) Filing Party:
- --------------------------------------------------------------------------------
(4) Date Filed:
- --------------------------------------------------------------------------------



                           GRANGE NATIONAL BANC CORP.
                              Main and Bee Streets
                         Laceyville, Pennsylvania 18623



Dear Shareholders:

         The Annual Meeting of Shareholders of Grange National Banc Corp. will be held at 10:00 a.m. on April 26, 1996 at the American Legion Hall, Black Walnut, Laceyville, Pennsylvania.

         The items to be voted on at this meeting are listed in the attached proxy statement.

         Enclosed is a form of proxy for your use. We urge you to vote by signing the proxy, even though you plan to attend the meeting, and mailing it to us in the accompanying stamped envelope. Be sure it is signed exactly as the name or names appear on the proxy.

         A copy of our Annual Report for 1995 is enclosed.

                                Sincerely yours,



                                Robert C. Wheeler
                                Chairman of the Board

April 6, 1996

Enclosures

                           GRANGE NATIONAL BANC CORP.
                              Main and Bee Streets
                         Laceyville, Pennsylvania 18623

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            to be held April 26, 1996


TO OUR SHAREHOLDERS;

         Notice is hereby given that the annual meeting of shareholders of GRANGE NATIONAL BANC CORP. (the "Company") will be held on April 26, 1996 at 10 a.m. (prevailing time), at the American Legion Hall in Black Walnut, Laceyville, Pennsylvania 18623, for the following purposes:

         1. To elect three Class 2 Directors named herein to serve for a three-year term as Directors of the Company, as more fully described in the accompanying Proxy Statement;

         2. To approve the Company's Incentive Stock Option and Nonstatutory Stock Option Plan, as more fully described in the accompanying Proxy Statement;

         3. To transact such other business as may properly come before this meeting or any postponement or adjournment thereof.

         The Board of Directors has fixed March 29, 1996 as the record date for the determination of shareholders entitled to vote at the annual meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the annual meeting.

         If the annual meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened annual meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in this Notice of Annual Meeting.

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


April 6, 1996                           By Order of the Board of Directors,


                                        Robert C. Wheeler, Chairman of the Board

                           GRANGE NATIONAL BANC CORP.
                              Main and Bee Streets
                         Laceyville, Pennsylvania 18623


                                 PROXY STATEMENT

         The accompanying proxy is solicited by and on behalf of the Board of Directors of Grange National Banc Corp. (the "Company") for use at the annual meeting ("Annual Meeting") of shareholders to be held on April 26, 1996 at 10:00 a.m. (prevailing time) at the American Legion Hall in Black Walnut, Laceyville, Pennsylvania 18623 and at any postponement or adjournment thereof. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to shareholders is April 6, 1996.

         Sending in a signed proxy will not affect the stockholders right to attend the meeting and vote in person since the proxy is revocable. Any shareholder giving a proxy has the power to revoke it by, among other methods, giving written notice to the Secretary of the Company at any time before the proxy is exercised.

         The expense of the proxy solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or teletype by directors, officers or employees of the Company and its bank subsidiary, Grange National Bank (the "Bank") without additional compensation. Upon request by record holders of the Company's Common Stock, par value $5.00 per share (the "Common Stock"), who are brokers, dealers, banks or voting trustees, or their nominees, the Company is required to pay the reasonable expenses incurred by such record holders for mailing proxy material and annual shareholder reports to any beneficial owners of Common Stock.

         A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of the Company's Common Stock for (i) election of all nominees for Class 2 Directors hereinafter named and (ii) the approval of the Company's Incentive Stock Option and Nonstatutory Stock Option Plan.

         The enclosed confers discretionary authority to vote with respect to any and all of the following matters that may come before the meeting: (i) matters which the Company does not know, a reasonable time before the proxy solicitation, are to be presented at the meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934, as amended; and (v) matters incident to the conduct of the meeting. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

         The Company is not aware of any matters which will be brought before the annual meeting (other than procedural matters) which are not referred to in the enclosed notice of the annual meeting.

         The Company had 349,311 shares of Common Stock outstanding at the close of business on March 29, 1996, the record date (the "Record Date"). The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes which all shareholders are entitled to cast on a particular matter constitutes a quorum for the purpose of considering such matter. All shares of the Company's common stock present in person or represented by proxy and entitled to vote at the Annual Meeting, no matter how they are voted or whether the abstain from voting will be counted in determining the presence of a quorum. If the annual meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attended the adjourned meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing of directors. If the annual meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened annual meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the Notice of Annual Meeting. Each share of Common Stock outstanding is entitled to one vote on each matter which may be brought before the annual meeting except for certain restrictions (hereinafter summarized).

         The election of directors will be determined by a plurality vote and the three nominees receiving the most "for votes" will be elected. Adoption of the Company's Incentive Stock Option and Nonstatutory Stock Option Plan requires the affirmative vote of a majority of the votes cast by all shareholders voting in person or by proxy.

         Under the Pennsylvania Business Corporation Law, an abstention, withholding of authority to vote or broker non-vote will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the required shareholder vote.

         The Plan is being submitted for shareholder approval for, among other reasons discussed herein, the purpose of satisfying the requirement of Rule 16b-3 under the Securities Exchange Act. Rule 16b-3 requires that the Plan be approved "by the affirmative vote of the holders of a majority of the securities of the issuer present or represented and entitled to vote at a meeting...". The staff of the SEC has expressed the view that abstentions (but not broker non-votes) have the legal effect of an "against" vote and are counted in determining whether a proposal has received the required shareholder vote under Rule 16b-3.

         Article 8 of the Company's Amended and Restated Articles of Incorporation, as amended, restricts the rights of a Person (as hereafter defined) to cast (or execute written consents with respect to) more than 10% of the total votes which all shareholders are entitled to cast at a meeting, unless authorized to do so by the Board of Directors and subject to such conditions as the Board of Directors may impose. The term "Person" includes not only individuals and entities, but also groups of individuals and entities who act together for the purpose of acquiring, holding, disposing of or voting Common Stock.

         The casting of votes by a Person as a proxy holder for other shareholders is not counted in computing the 10% limitation to the extent that the proxies so voted were revocable and were secured from other shareholders who are not members of a group which included such Person. Giving a revocable proxy to a Person does not in itself cause the shareholder giving the proxy to be a member of a group which includes such Person. Article 8 provides that the determination by the

Board of Directors of the existence or membership of a group, and of a number of votes any Person or each member of a group is entitled to cast, is final and conclusive absent clear and convincing evidence of bad faith.

         In the event of a violation of Article 8 and in addition to other remedies afforded the Company, the judges of election cannot count votes cast in violation of Article 8 and the Company or its nominees have an option to acquire from the violator shares of Common Stock in excess of the 10% limit at prices which would in certain situations be lower than the current market price of such shares.

         The foregoing is a brief summary of Article 8 and is qualified and amplified in all respects by the exact provisions of the Amended and Restated Articles of Incorporation, as amended, a copy of which can be obtained in the same manner as the Company's Annual Report on Form 10-KSB for 1995. See "ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-KSB".

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of March 29, 1996, the beneficial ownership of the Company's Common Stock by each person known by the Company to be the beneficial owner of 5% or more of the Company's outstanding Common Stock, by each director and nominee for director of the Company, by each executive officer named in the Summary Compensation Table, and by the directors, nominees for directors and executive officers of the Company as a group. Unless otherwise specified, all persons listed below have sole voting and investment power with respect to their shares.



                                                    Amount of Common
         Name of Individual or                     Stock Beneficially              Percent of
           Identity of Group                           Owned (a)                   Class (a)
- ----------------------------------------      ----------------------------      ----------------
Brian R. Ace                                            2,660 (b)                     *

Thomas C. Burns                                         7,646 (b)                    2.18%

Cyrus J. Cornell                                        9,290 (b)                    2.65%

Thomas A. McCullough                                    7,118 (c)                    2.02%

W. Kenneth Price                                        6,103 (b)(d)                 1.74%

John W. Purtell                                        19,122 (b)                    5.46%
     Box 70
     LeRaysville, PA 18829

Sally A. Steele                                         2,809 (b)                     *

R. Levi Tyler                                           6,621 (b)                    1.89%

Robert C. Wheeler                                       3,118 (b)(e)                  *

Directors, Nominees, and                               70,723 (f)                     *
Executive Officers as a Group
(11 persons)



*     Less than 1%.

(a) The securities "beneficially owned" by an individual are determined as of the Record Date in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire within 60 days after the Record Date. Beneficial ownership may be disclaimed as to certain of the securities.

(b) Includes 1,000 shares which may be acquired within sixty days upon the exercise of options granted under the Company's Non-Employee Director Stock Option Plan.

(c) Includes 1,222 shares held by Mr. McCullough as a custodian for his children, 600 shares held in street name and 2,667 shares which may be acquired within 60 days upon the exercise of options granted under the Company's Employee Stock Option Plan.

(d)   Includes 90 shares owned individually by Mr. Price's spouse.

(e)   Includes 1,513 shares owned individually by Mr. Wheeler's spouse.

(f) Includes 10,667 shares which may be acquired within sixty days upon exercise of options

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         As permitted under Pennsylvania law, the Articles of Incorporation of the Company provide for staggering the terms of office of the Company's directors by dividing the Board of Directors into three classes, with members of each class serving three-year terms. The Company's Articles of Incorporation further provide that the Board of Directors shall consist of not fewer than five nor more than 25 directors, with the exact number fixed by the Board of Directors. The Board of Directors currently consists of 9 members.

         At the Annual Meeting, the shareholders will elect three Class 2 directors to serve for a term of three years and until their successors are elected and qualified.

         The Board of Directors has designated the persons listed below to be nominees for election as Class 2 Directors. The nominees are being nominated to serve until the end of their terms and until their successors are elected and qualified. The Company has no reason to believe that any of the nominees will be unavailable for election; however, should any nominee become unavailable for any reason; the Board of Directors may designate a substitute nominee. The proxy agents intend (unless authority has been withheld) to vote for the election of the Company's nominees.

         A vote in favor of the three Class 2 directors nominated by the Board of Directors will also be deemed to be a vote in favor of having three Class 2 directors.

         The bylaws of the Company require that nominations for Directors to be elected at an annual meeting of shareholders, except those made by management of the Company, must be submitted to the Secretary of the Company in writing not later than the close of business on the 20th day immediately preceding the date of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Company that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Company owned by the notifying shareholder. Nominations not made in accordance herewith may, in such officer's discretion, be disregarded by the presiding officer of the meeting, and upon the presiding officer's instruction, the vote talliers may disregard all votes cast for each nominee. In the event the same person is nominated by more than one shareholder, the nomination shall be honored, and all shares of capital stock of the Company shall be counted if at least one nomination for that person complies with this provision.

         The Company's Bylaws provide that every Director must be a shareholder of the Company and must own in the Director's right the number of shares (if any) required by law in order to qualify as such Director.

         All Directors of Company are directors of the Bank.

Information as to Directors and Nominees

         The following table contains information with respect to the nominees for Class 2 Directors.



                                                                                                   Year First Elected
                                                                                                      or Appointed
                                                      Principal Occupation During                    Director of the
      Name/Age as of Record Date                              Last 5 Years                           Company or Bank
- ----------------------------------------     ----------------------------------------------     -------------------------
Thomas C. Burns, Age 61                       Retired; Dentist                                            1972

John W. Purtell, Age 66                       President, S.F. Williams Inc.,                              1969
                                              automobile dealership and grocery
                                              store

Brian R. Ace, Age 41                          Owner of Laceyville Hardware Store                          1992



      The following table contains certain information with respect to the Class 3 Directors whose terms of office expire in 1997.



                                                                                                   Year First Elected
                                                                                                      or Appointed
                                                       Principal Occupation During                   Director of the
       Name/Age as of Record Date                             Last 5 Years                           Company or Bank
- -----------------------------------------     ---------------------------------------------     -------------------------
Cyrus J. Cornell, Age 81                       Retired; President and owner                               1956
                                               Cornell Mfg., Inc., until 1991

Robert C. Wheeler, Age 67                      Retired; Chief Executive Officer of                        1988
                                               the Bank and the Company until
                                               1990

Thomas A. McCullough, Age 49                   President and Chief Executive                              1990
                                               Officer of the Bank and the
                                               Company since 1991; previously
                                               Vice President of the Bank and the
                                               Company



      The following table contains certain information with respect to Class 1 Directors whose terms of office expire in 1998.


                                                                                                   Year First Elected
                                                                                                      or Appointed
                                                      Principal Occupation During                    Director of the
      Name/Age as of Record Date                              Last 5 Years                           Company or Bank
- ----------------------------------------     ----------------------------------------------     -------------------------
W. Kenneth Price, Age 56                      Co-owner of Ken Mar Home                                    1992
                                              Furnishings

R. Levi Tyler, Age 63                         Dairy Farmer                                                1979

Sally A. Steele, Age 39                       Attorney                                                    1991




Board of Directors, Committees and Attendance at Meetings

         During 1995, the Board of Directors of the Bank held 26 meetings. There were 8 separate meetings of the Board of Directors of Grange National Banc Corp. held specifically for the Company. All Directors attended more than 75% of the meetings of the Board of Directors and all Committee members attended more than 75% of their meetings.

         The Board has an Audit Committee consisting of Brian Ace, W. Kenneth Price, and Robert C. Wheeler, which was formed in January 1994. Prior to the formation of the Audit Committee, its function was performed by the Board of Directors as a whole. The purpose of the Audit Committee is to review all recommendations made by the Company's independent public accountants with respect to the accounting methods used and the system of internal controls followed by the Company and to advise the Board of Directors with respect thereto. The Audit Committee met once during 1995.

         The Company has a Compensation Committee consisting of Sally A. Steele, Thomas C. Burns and Thomas A. McCullough. The Compensation Committee makes recommendations to the Board with respect to the compensation of the officers and key employees, with the exception of Mr. McCullough whose compensation is determined by the Board of Directors as a whole. The Compensation Committee met two times during 1995.

         The Company does not have a Nominating Committee.


Board of Directors' Fees

         Members of the Board of Directors were compensated at the rate of $225 per meeting attended in 1995 and will be paid $225 per meeting attended in 1996. Thomas A. McCullough did not receive director's fees in 1995 but will receive such fees for 1996. Also Trust Committee Members will be paid $100 per Trust Committee meeting attended in 1996.

Directors Stock Options

         The Company has a Non-Employee Director Stock Option Plan pursuant to which Directors of the Company as of April 1, 1994 received an option to purchase 1000 shares of Common Stock and pursuant to which Directors are entitled on April 1, 1997 and April 1, 2000 to receive additional options to purchase 1000 shares of Common Stock or such lower number as then available divided by the number of persons eligible to receive options. In addition, Non-Employee Directors received a grant of an option to purchase 1730 shares of Common Stock under the Company's Incentive Stock Option and Nonstatutory Stock Option Plan.

Directors Deferred Income (DDI) Plan

         During 1996 Directors will be given the option of deferring their fees or accepting a cash payment. A non-qualified Directors Deferred Income (DDI) Plan has been implemented for those Bank Directors who wish to participate in the Plan. Under the provisions of the DDI Plan, each Bank Director will be provided with the opportunity to defer all or a portion of his fees earned as a Director in return for a future payment by the Bank to the Director of deferred fees plus interest. Under the provisions of the DDI Plan, the Bank and each participating Director will execute an agreement whereby the Director will agree to defer all or a portion of his fees for a five-year period. The agreement will provide each participating Director with a deferred income payout (payable for a ten-year period) beginning at age 65 (or at the end of the five-year deferral period if the Director is age 60 or older at the beginning of the five-year deferral period). The agreement will also provide each participating Director with a pre-payout death benefit, payable to the Director's named beneficiary for a ten-year period, should a participating Director die prior to the beginning of the deferred income payout. The DDI agreement may be amended by mutual written consent of both the Director and the Bank, and the Bank, upon written consent of the Director (or his beneficiary, if applicable) may accelerate payment of benefits in a lump-sum present-value payment. The DDI Plan is an unfunded plan, although the Bank has the right to acquire investments to informally and indirectly provide funding for the future payments under the plan.

Directors' Performance Adjusted Plan

         The Board of Directors of the Bank have designed and implemented a Directors' Performance Adjusted Plan which is designed to provide certain compensation to members of the Bank's Board of Directors. The plan establishes certain annual target goals of Return on Assets ("ROA") for the Bank and increases compensation to participating Directors based on the level of ROA reached by the Bank during the year. Target levels on ROA will be determined by the Board of Directors on an annual basis. Under the plan directors are eligible to receive annual fees ranging from $125 to $1,350 per director.

Adoption of Stock Option Plan and Issuance of Incentive Stock Options

         On November 22, 1995, subject to shareholder approval, the Company's Board of Directors approved a Incentive Stock Option and Nonstatutory Stock Option Plan (the "Plan") covering its employees and directors. The Plan is intended to encourage stock ownership by employees and directors of the Company so that they may acquire or increase their stock interest in the Company and thereby provide them with an incentive to remain in the employ of the Company or to serve on the Board of Directors (the "Board") of the Company. The Plan authorizes the grant of options to purchase not more than 55,000 shares of Common Stock under the Plan. Options granted under the Plan are intended to be either incentive stock options or nonstatutory stock options.

         Under the Plan, the Board appoints a committee consisting of three members of the Board. Subject to the approval of the entire Board, the Committee has the authority to determine, among other things, for employees, the optionees, the number of shares which may be purchased upon exercise of the option, whether the option is to be an incentive stock option or a nonstatutory stock option, the option term, and the time or times during the options term when the option is to become exercisable. Non-employee directors receive an automatic grant of an option to purchase 1,730 shares of Common Stock. All options must have an exercise price not less than 100% of the fair market value of the Common Stock of the date of grant. The exercise price is payable in full in cash or shares of Common Stock, or a combination thereof, upon exercise of a stock option. As of February 29, 1996 options for 50,160 shares of Common Stock having an exercise price of $32.50 (the fair market value on the date of grant) had been granted under the Plan and 4,840 shares of Common Stock were available for future option grants under the Plan. Of the total options granted, options for 34,590 shares were issued as incentive stock options. Incentive options to purchase 8640 shares were granted to Thomas A. McCullough in 1996 and Incentive Options to purchase 25,950 shares were granted to all employees other than Mr. McCullough. Nonstatutory options to purchase an aggregate of 13,840 shares of Common Stock were issued to the director's of the Company in 1996 (excluding Thomas A. McCullough) (1,730 per director). Pursuant to Section 422 of the Internal Revenue Code, shareholder approval is required for the incentive stock options to qualify for favorable tax treatment.

Executive Compensation

         The following table sets forth all cash compensation paid by the Company and the Bank for services rendered in all capacities to the Company and the Bank during the fiscal years ended December 31, 1995, 1994 and 1993 to the Chief Executive Officer of the Company and to all executive officers of the Company and the Bank whose salary and bonus exceeded $100,000 during the fiscal year ended December 31, 1995.

                           SUMMARY COMPENSATION TABLE




                                                                                    Long Term
                                              Annual Compensation                 Compensation
- --------------------------------    ---------------------------------------   ---------------------
                                                                                   Securities
           Name and                                                                Underlying              All Other
      Principal Position               Year       Salary         Bonus               Options             Compensation
- --------------------------------    ---------------------------------------   ---------------------   -------------------
Thomas A. McCullough,                  1995        $72,765      $18,277(1)             -0-                  $8,997(4)
 President and CEO of the              1994        $69,300      $16,573(2)           4,000                  $8,558
 Company and Bank                      1993        $63,000      $12,137(3)             -0-                  $8,558



- --------------------------------------

(1)   Represents bonus earned for 1995.
(2)   Represents bonus earned for 1994.
(3)   Represents bonus earned for 1993.
(4) Includes $5,821 contributed to Mr. McCullough's Simplified Employee Pension Plan which was a benefit available to all employees as described below. Also includes $435 which was the bank's 25% matching contribution on the banks 401(k) retirement plan which is also available to all other employees and is described below. This figure also includes $2,741 which represents the sum of (A) the portion of the premiums paid in 1995 by the bank on a split-dollar life insurance policy on Mr. McCullough's life which represents term life insurance plus (B) the projected benefit to Mr. McCullough at age 65 of such life insurance premiums paid during 1995. The bank pays the annual premium until Mr. McCullough's normal retirement. Upon termination or payment of a claim, the premiums paid by the bank will be refunded and Mr. McCullough or his family will receive the excess amount. In the event that Mr. McCullough's employment relationship terminates with the Bank within two years of a change in control of the bank, Mr. McCullough will receive by separate Deferred Compensation Agreement, within thirty days of a change in control, a sum equal to $5,000 for each premium year commencing with the beginning of 1990. No benefit is provided if the termination occurs prior to a change in control. Mr. McCullough pays the annual administrative cost for this insurance policy. During 1995 Mr. McCullough paid $297 for this coverage.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES





              (a)                         (b)                (c)                    (d)                        (e)

                                                                            Number of Securities
                                                                                 Underlying            Value of Unexercised
                                                                                Unexercised                In-the-Money
                                                                              Options/SARs at            Options/SARs at
                                        Shares                                   FY-End(#)                  FY-End($)
                                      Acquired on           Value               Exercisable/               Exercisable/
             Name                     Exercise(#)          Realized            Unexercisable              Unexercisable
- --------------------------------   -----------------   ----------------   ------------------------   ------------------------
Thomas A. McCullough (CEO)                 0                  0                 2,667/1,333                16,000/8,000



Retirement Plan

         In 1983 the Bank established a Simplified Employee Pension which provides for the establishment of an Individual Retirement Account for any individual who is at least twenty-one (21) years of age and who has been employed by the Bank for at least three of the preceding five years. Under the plan, the Board of Directors may make discretionary contributions to the plan each year which are allocated to the individual retirement account of each eligible employee based on the ratio of his or her yearly compensation to total compensation of all eligible employees for the year. This contribution is fully vested with the employee. The Bank's total contribution to the plan for 1995 was $45,326 or 8% of the total compensation of all eligible employees.

         On November 22, 1995 the Board of Directors approved the implementation of a 401(k) retirement plan which will replace the Simplified Employee Pension Plan (SEP) which was established in 1983. Under the new plan all employees will be eligible to participate provided they have reached the age of 18 and are employed in a position requiring at least 1,000 hours of active service per plan year. The 401(k) retirement plan permits employees to contribute up to 15% of their compensation to the plan up to a maximum of $9,240. During 1995 the bank provided a matching contribution of 25% of employee contributions up to 6% of total compensation. The bank's total contribution to this plan during 1995 was $2,683.

         During 1996 the Company also intends to maintain a plan providing deferred compensation for certain executive officers, including CEO Thomas A. McCullough. The plan provides for the payment of a fixed annual benefit commencing at age 62, or later at the election of the Board of Directors and officer. As required by generally accepted accounting principles, the Company will recognize an expense of $14,306 in 1996 in connection with Mr. McCullough's benefit.

Other Transactions

         The Bank has had and expects to have in the future, loan and other banking transactions in the ordinary course of business with many of its Directors, executive officers and their associates. All extensions of credit to such persons have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of the management of the Bank, do not involve more than a normal risk of collectibility or present other unfavorable features.

Certain Filings

         Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of beneficial ownership and reports as to changes in beneficial ownership. Such persons are required to provide the Company with copies of all section 16(a) forms they file.

         Based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required, the Company notes that during 1995 certain directors filed untimely reports on transactions as follows: Brian R. Ace, one report regarding four transactions; Thomas A. McCullough, one report regarding three transactions; W. Kenneth Price, one report regarding four transactions; John W. Purtell, one report regarding four transactions; Sally A. Steele, one report regarding two transactions; R. Levi Tyler, one report regarding two transactions; Robert C. Wheeler, one report regarding one transaction.

                                  PROPOSAL TWO
      APPROVAL OF INCENTIVE STOCK OPTION AND NONSTATUTORY STOCK OPTION PLAN

         In November, 1995, the Board of Directors of the Company adopted an Incentive Stock Option and Non-Statutory Stock Option Plan, subject to approval by the shareholders of the Company (the "Plan"). Pursuant to the Plan, stock options may be granted which qualify under Section 422 of the Internal Revenue Code as incentive stock options ("Incentive Options") as well as stock options that do not qualify as incentive options ("Nonstatutory Options"). All officers, key executive, administrative or other employees (including an employee who is a Director of the Company) of the Company are eligible to receive Incentive Options and Nonstatutory Options under the Plan. In addition, each person who was, as of January 2, 1996, a Director of the Company and who was not as of such date an employee of the Company, was as of January 2, 1996, automatically granted an option to purchase 1,730 shares of the Company's Common Stock. Each person who was not a Director of the Company as of January 2, 1996 and is not an employee of the Company will, upon first being appointed or elected as a Director, automatically be granted an option to purchase 1,730 shares, or such lower number equal to the number of available options divided by the number of persons eligible to receive options on such date. As of March 31, 1996, options to purchase 50,160 shares of Common Stock at an exercise price of $32.50 had been granted under the Plan. The Plan is subject to approval by the shareholders of the Company.

         The Board of Directors recommends that the Plan be approved because it believes that the Plan will promote the interest of the Company and its shareholders by strengthening the Company's ability to attract and retain directors, officers and key employees. The Plan supplements the Company's 1994 Employee Stock Option Plan and 1994 Non-Employee Director Stock Option Plan, which together provide for the issuance of options for an aggregate 40,000 shares of the Company's Common Stock (20,000 options per plan). Options to purchase a total of 12,000 shares of Common Stock have been granted under the 1994 Employee Stock Option Plan and options to purchase a total of 8,000 shares of Common Stock have been granted and are outstanding under the 1994 Non-Employee Director Stock Option Plan. See "Option Grants."

         Set forth below is a summary of the provisions of the Plan. This summary is qualified and amplified in its entirety by the detailed provisions of the text of the actual Plan all of which is incorporated herein and which is available upon request from the Company.

Purpose

         The purpose of the Plan is to provide additional incentive to directors, officers and other employees of the Company by encouraging them to invest in the Company's Common Stock and thereby acquire a proprietary interest in the Company and an increased personal interest in the Company's continued success and progress.

Administration

         The Plan is administered by the Stock Option Plan Committee of the Board of Directors ("Committee") which is appointed by the Board of Directors and consists of three Directors. The Committee is responsible for the operation of the Plan and makes recommendations to the Board with respect to participation in the Plan by employees and the extent of that participation and determines, among other things, with respect to employees, the recipient of options under the Plan, the type of option (Incentive Options or Nonstatutory Options, or both) to be granted, the number of shares subject to each option, the rate of option exercisability, and, subject to certain other provisions to be discussed below, the option price and duration of the option.

Aggregate Number of Shares

         The aggregate number of shares which may be issued upon the exercise of options granted under the Plan is 55,000 shares of Common Stock, provided that the number of shares of Common Stock available for option grants, the shares subject to any option and the price per share shall be adjusted for a subdivision or consolidation or other capital adjustment, stock dividends or other increases or decreases in the number of outstanding shares effected without receipt of consideration. In the event of any change in the number of outstanding shares of the Common Stock of the Company, such as by stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under the Plan will be appropriately adjusted in a manner determined in the sole discretion of the Committee. Common Stock of the Company subject to options which have terminated unexercised, either in whole or in part, will be available for future options granted under the Plan.

Exercise Price

         The exercise price for Incentive Options issued under the Plan must be at least equal to the fair market value of the Common Stock as of the date the option is granted, except that the option exercise price of Incentive Options granted to an individual owning shares of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company must not be less than 110% of the fair market value as of the date of the grant of the option.

         The Option Price for Nonstatutory Options shall be the fair market value of the Common Stock on the date of the grant.

Payment

         Payment of the option price on exercise of options granted under the Plan may be made in (a) cash and (b) Company Common Stock which will be valued by the Committee at its fair market value at the time of tender.

         Under the terms of the Plan, the Board has interpreted the provision of the Plan which allows payment of the option price in Common Stock of the Company to permit the "pyramiding" of shares in successive exercises. Thus, an optionee could initially exercise an option in part, acquiring a small number of shares of Common Stock, and immediately thereafter effect further exercises of the option, using the Common Stock acquired upon earlier exercises to pay for an increasingly greater number of shares received on each successive exercise. This procedure could permit an optionee to pay the option price by using a single share of Common Stock or a small number of shares of Common Stock and to acquire a number of shares of Common Stock having an aggregate fair market value equal to the excess of (a) the fair market value of all shares to which the option relates over (b) the aggregate exercise price under the option. A vote in favor of Proposal Two is also a vote in favor of this interpretation.

Exercisability

         Incentive Options and Nonstatutory Options are not exercisable prior to one year from the date of grant.

Option Expiration and Termination

         Unless terminated earlier by the option's terms, Incentive Options and Nonstatutory Options expire ten years after the date they are granted, except that if Incentive Options are granted to an individual owning shares of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, such option will expire five (5) years after they are granted.

         Incentive Options are only exercisable during the term of the option while the optionee is in "continuous employment with the Company" (as defined in the Plan) or for a period of three months after the Optionee has terminated his "continuous employment" or within one year after the Optionee's death if he should die while in continuous employment (or within three months after retirement with the consent of the Company).

         Nonstatutory Options are only exercisable during the term of the option while the optionee is in "continuous service with the Company" (as defined in the Plan) or for a period of six months after the Optionee has terminated his "continuous service" with the Company or within one year after the Optionees death if he should die while in the "continuous service of the Company" (or within six months after retirement and, with respect to employees, with the consent of the Company.)

         If a participant is discharged for "just cause" (as defined in the Plan) at any time, the entire number of shares granted to a participant shall be forfeited.

Non-Transferability

         Options granted pursuant to the Plan are not transferable, except by the will or the laws of descent and distribution in the event of death. During an optionee's lifetime, the option is exercisable only by the optionee, including, for this purpose, the optionee's legal guardian or custodian in the event of disability but only to the extent such optionee was entitled to exercise the option on the date of death.

Amendment or Termination; Plan Expiration

         The Company's Board of Directors has the right at any time, and from time to time, to modify, amend, suspend or terminate the Plan, without shareholder approval, except that shareholder approval of the Plan modification or amendment is required to (i) change the number of shares available under the Plan; (ii) extend the duration of the Plan; (iii) increase the maximum term of an Incentive Option; (iv) decrease the minimum option price of Incentive Options; (v) change the class of employees eligible to be granted Incentive Options; (vi) effect a change in Incentive Options inconsistent with Section 422 of the Code. Any such action will not affect options previously granted. Options shall not be granted pursuant to this Plan after the expiration of ten (10) years from the date the Plan is adopted by the Board of Directors. However, certain important provisions of the Plan relating to grants of options to non-employee directors (e.g. the option amount, option price and eligibility) may not be amended more than once every six months, except as permitted by Rule 16b-3(2)(ii)(B) under the Securities Exchange Act.

Federal Income Tax Consequences

         THE FOLLOWING INFORMATION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF PARTICIPATION IN THE PLAN AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND THE REGULATIONS ADOPTED PURSUANT THERETO. THE PROVISIONS OF THE CODE DESCRIBED IN THIS SECTION INCLUDE CURRENT TAX LAW ONLY AND DO NOT REFLECT ANY PROPOSALS TO REVISE CURRENT TAX LAW.

Incentive Stock Options

         Generally, under the Code, an optionee will not realize taxable income by reason of the grant or the exercise of an Incentive Option (see, however, discussion of Alternative Minimum Tax below). If an optionee exercises an Incentive Option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and the Company will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (a "disqualifying disposition"), the optionee generally will realize ordinary income in the year of disposition and the Company will receive a corresponding deduction, in an amount equal to the excess of (1) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised (or such later date, if applicable, as described below in "Nonstatutory Options", if the optionee is a "16(b) Person" who has not made an "83(b) Election," as such terms are defined in "Nonstatutory Options" below) over (2) the option price. Any additional gain realized on the disposition will be long-term or short-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to spouses). If the disposition is by sale or exchange, the optionee's tax basis will equal the amount paid for the share plus any ordinary income realized as a result of the disqualifying disposition.

         The exercise of an Incentive Option may subject the optionee to the alternative minimum tax. The amount by which the fair market value of the shares purchased at the time of the exercise (or such later date, if applicable, as described above in "Nonstatutory Options", if the optionee is a 16(b) Person who has not made an 83(b) Election) exceeds the option exercise price is an adjustment for purposes of computing the so-called alternative minimum tax. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Option, no adjustment is then required for purposes of the alternative minimum tax, but regular income tax, as described above, may result from such disqualifying disposition. Effective January 1, 1993, the Revenue Reconciliation Act of 1993 replaced the 24% alternative minimum tax rate on individuals with a two-tier alternative minimum tax rate having an initial rate of 26% and a second-tier rate of 28% on alternative minimum taxable income over $175,000.

         An optionee who surrenders shares as payment of the exercise price of his Incentive Option generally will not recognize gain or loss on his surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Option in payment of the exercise price of another Incentive Option, is, however, a "disposition" of such stock. If the incentive stock option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

         Under the Code, all of the shares received by an optionee upon exercise of an Incentive Option by surrendering shares will be subject to the incentive stock option holding period requirements. Of those shares, a number of shares (the "Exchange Shares") equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of any disqualifying disposition of the surrendered shares if they were incentive stock option shares) and the same capital gains holding period as the shares surrendered. For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.

Nonstatutory Options

         Generally, there will be no federal income tax consequences to either the optionee or the Company on the grant of Nonstatutory Options granted pursuant to the Plan. On the exercise of a Nonstatutory Option, the optionee (except as described below) has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. The Company will be entitled to a federal income tax deduction in an amount equal to such excess, provided that the Company complies with applicable withholding rules. However, special rules apply where stock is registered under the Exchange Act and the optionee is an officer, director or 10% or greater shareholder of the Company subject to potential liability under
Section 16(b) of the Securities Exchange Act of 1934 ("Exchange Act") for so-called "short-swing" profits (a "16(b) Person") in connection with certain purchases and sales, or sales and purchases, of the Company's stock within a period of six months.

         Under SEC rules promulgated under Section 16(b) of the Exchange Act, the grant of an option, not its exercise, is treated as a "purchase" for Section 16(b) purposes. If such grant is made pursuant to a plan qualifying under the SEC rules and six months elapse between the grant of the option and the sale of the shares received upon the exercise thereof, such grant will be exempt from
Section 16(b). With respect to the exercise of a Nonstatutory Option, if a 16(b) Person has not purchased or acquired shares of Common Stock within the six month period prior to the exercise date (other than purchases or acquisitions exempt from Section 16(b)), the 16(b) Person will be required to recognize ordinary income (i) six months after the date of grant (in the event of exercise within six months of the date of grant) or (ii) the date of exercise (in the event of exercise after six months from the date of grant). The timing of income recognition with respect to a 16(b) Person who exercises a Nonstatutory Option within six months of a prior non-exempt purchase or acquisition of Common Stock is uncertain. It is possible that the Internal Revenue Service will take the position that, despite the prior non-exempt purchase or acquisition, the 16(b) Person recognizes income on the date of exercise rather than the date which is six months following the date of such prior non-exempt purchase or acquisition. A 16(b) Person can be certain of recognizing income on the exercise date by making an election not later than 30 days following the exercise date to have the income determined as of the date of exercise (an "83(b) Election"), in which case the Company's deduction will also be determined as of the exercise date.

         Upon the sale of stock acquired by exercise of a Nonstatutory Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. Under current law, net capital gains (net long-term capital gain less net short term capital loss) is subject to a maximum rate of 28%. Capital losses are deductible only to the extent of capital gains for the year plus $3,000 for individuals.

         An optionee who surrenders shares in payment of the exercise price of a Nonstatutory Option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an Incentive Option and the delivery of such shares is a disqualifying disposition. See "FEDERAL INCOME TAX CONSEQUENCES -- Incentive Stock Options". The optionee will recognize ordinary income on the exercise of the Nonstatutory Option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered will have the same tax basis and capital gains holding period as the shares surrendered. The balance of the shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise (or such later date, as described above, if the optionee is a 16(b) Person who has not made an 83(b) Election, and such later date is applicable).

Section 162(m)

         Whenever an optionee recognizes ordinary income as a result of a failure to satisfy the holding period requirements with respect to an Incentive Option or upon the exercise of a Nonstatutory Option, the Company will be entitled to a deduction in the same amount at the same time, provided that the Company satisfies any applicable federal withholding requirements and the deduction limit contained in Section 162(m) of the Code is not exceeded. Generally, Section 162(m) of the Code and the regulations promulgated thereunder deny a deduction to any publicly held corporation, such as the Company, for certain compensation exceeding $1,000,000 paid to the chief executive officer and the four other highest paid executive officers, excluding among other things, certain performance-based compensation. The Company is reviewing Section 162(m) to determine whether modifications of the Plan are required to qualify Options granted under the Plan for the performance-based compensation exclusion.

Vote Required

         Unless authority has been withheld, the proxy agents intend to vote for the approval of the Plan. The approval requires the affirmative vote of the majority of the votes cast by all shareholders represented and entitled to vote thereon.

         Under the Pennsylvania Business Corporation Law, an abstention, withholding of authority to vote or broker non-vote, therefore will not have the same legal effect as an against vote and will not be counted in determining whether the proposal has received the required shareholder vote. However for purposes of compliance with the shareholder approval requirement under Rule 16b-3 of the Securities Exchange Act of 1934 applicable to the foregoing proposal, the staff of the Securities and Exchange Commission has expressed the view that abstentions (but not broker non-votes) have the legal effect of an "against" vote and are counted in determining whether a proposal has received the required shareholder vote.

         The Board of Directors of the Company unanimously recommends that you vote "For" Proposal Two.

Option Grants

         The following table sets forth information concerning options issued under the Company's 1994 Employee Stock Option Plan and 1994 Non-Employee Director Stock Option Plan.





                                     1994 EMPLOYEE STOCK OPTION PLAN
- -----------------------------------------------------------------------------------------------------------

                                                          Total Options                   Weighted
                     Name                                    Granted                  Average Exercise
                                                                                            Price
- -----------------------------------------------     -------------------------     -------------------------
Thomas McCullough.............................                4,000                        $24.00

All Executive Officers and Directors
as a group....................................                6,000                         24.00

All Employees other than Executive
Officers and Directors as a group.............                6,000                         24.38


                               1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
- -----------------------------------------------------------------------------------------------------------

                                                          Total Options                   Weighted
                     Name                                    Granted                  Average Exercise
                                                                                            Price
- -----------------------------------------------     -------------------------     -------------------------



All non-employee directors as a
group (8 persons).............................               8,000                        $24.00




         On March 28, 1996, the Company believes that the high and low bid price for the Company's Common Stock was $32.75 and $32.25, respectively, based upon information received by the Company from brokers.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         The accounting firm of Daniel Kenia, P.C. acted as the Company's independent accountant for the fiscal year ended December 31, 1995. A representative of Daniel Kenia, P.C. is expected to be present at the annual meeting of shareholders and to have the opportunity to make a statement, if he desires to do so, and is expected to be available to respond to appropriate questions.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals regarding the 1997 Annual Meeting must be submitted to the Company by November 28, 1996.


                                  ANNUAL REPORT

         This Proxy Statement is accompanied by the Annual Report to Shareholders of the Company for the year ended December 31, 1995.

         EACH PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995 REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT CHARGE, EXCEPT FOR EXHIBITS TO THE REPORT, BY SENDING A WRITTEN REQUEST THEREFOR TO:

         Sally A. Steele, Secretary
         Grange National Banc Corp.
         Main and Bee Streets
         P.O. Box 56
         Laceyville, Pennsylvania 18623

                                         By Order of the Board of Directors



                                         Sally A. Steele, Secretary

                           GRANGE NATIONAL BANC CORP.
                            LACEYVILLE, PENNSYLVANIA

                           INCENTIVE STOCK OPTION AND
                         NONSTATUTORY STOCK OPTION PLAN




1. Purpose and Scope

         The purpose of this Plan is to promote the interests of the Company and its shareholders by strengthening its ability to attract and retain key officers and directors by furnishing additional incentives whereby such present and future officers, key employees, and directors may be encouraged to acquire, or to increase their acquisition of, the Company's common stock, thus maintaining their personal and proprietary interest in the Company's continued success and progress. The Plan provides for the grant of Incentive Stock Options and the grant of Nonstatutory Stock Options in accordance with the terms and conditions set forth below.


2. Definitions

         Unless otherwise required by the context:

         2.01. "Board" shall mean the Board of Directors of the Company.

         2.02. "Code" shall mean the Internal Revenue Code of 1986, as amended.

         2.03. "Committee" shall mean the Stock Option Plan Committee, which consists of three members appointed by the Board.

         2.041. "Company" shall mean Grange National Banc Corp., a Company organized and doing business in Pennsylvania, and any subsidiary corporation.

         2.05. "Incentive Stock Option" shall mean a right to purchase stock, granted pursuant to the Plan, which qualifies under Section 422 of the Code and the regulations thereunder.

         2.06. "Nonstatutory Stock Option" shall mean a right to purchase Stock, granted pursuant to the Plan, which does not qualify under Section 422 of the Code and the regulations thereunder.

         2.07. "Options" shall mean either an Incentive Stock Option or Nonstatutory Stock Option.

         2.08. "Option Price" shall mean the purchase price for Stock under an

Incentive Stock Option or Nonstatutory Stock Option, as determined in Section 6 below.

         2.09. "Participant" shall mean anyone to whom an Incentive Stock Option or Nonstatutory Stock Option is granted under the Plan, excluding non-employee directors.

         2.10. "Plan" shall mean the Grange National Banc Corp. Stock Option
Plan.

         2.11. "Stock" shall mean the common stock of Grange National Banc Corp.


3. Stock to be Optioned

         Subject to the provisions of Section 14 of the Plan, the maximum number of shares of Stock that may be optioned or sold under the Plan is 55,000 shares. Such shares may be treasury, or authorized, but unissued, shares of Stock of the Company. If any Incentive Stock Option or Nonstatutory Stock Option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the shares not purchased shall again be available for purposes of the Plan.


4. Administration

         The Plan shall be administered by the Committee. Two members of the Committee shall constitute a quorum for the transaction of business. The Committee shall be responsible to the Board for the operation of the Plan, and shall make recommendations to the Board with respect to participation in the Plan by employees and directors of the Company, and with respect to the extent of that participation. The interpretation and construction of any provision of the Plan by the Committee shall be final, unless otherwise determined by the Board. No member of the Board or the Committee shall be liable for any action or determination made by him in good faith.


5. Eligibility

         The Board, upon recommendation of the Committee, may grant Incentive Stock Options or Nonstatutory Stock Options to any officer, key executive, administrative or other employee. Each person who is, as of January 2, 1996, a director of the Company and is not as of such date an employee of the Company or any subsidiary corporation shall, as of January 2, 1996, automatically be granted an option to purchase 1,730 shares of the Company's Stock (subject to the provisions of Section 14). Each person who (a) is not a director of the Company or any subsidiary corporation as of January 2, 1996 and (b) is not an employee of the

Company or any subsidiary and who on or after January 2, 1996 is first elected or appointed a director of the Company, shall, as of such date, automatically be granted an option to purchase 1,730 shares of Stock (subject to the provisions of Section 14) or such lower number of shares as shall be equal to the number of shares as shall then be available (if any) for grant under this Plan divided by the number of persons who are to receive an option on such date, however, subject to the provisions of Section 15. Options may be awarded by the Board at any time and from time to time to new employees, or to then employees, or to a greater or lesser number of employees, and may include or exclude previous employees, as the Board, upon recommendation by the Committee shall determine. Options granted at different times need not contain similar provisions.


6. Option Price

         The purchase price for stock under each Incentive Stock Option and Nonstatutory Stock Option shall not be less than 100 percent of the fair market value of the Stock at the time the Incentive Stock Option or Nonstatutaory Option is granted. The fair market value of the Company's Common Stock on any particular date shall mean the last reported sale price of a share of the Company's Common Stock on any stock exchange on which such stock is then listed or admitted to trading, or on the NASDAQ National Market System or NASDAQ SmallCap Market, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the NASDAQ National Market System or NASDAQ Small Cap Market, or listed or admitted to trading on any stock exchange, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined by the Committee.


7. Terms and Conditions of Options

         Options granted pursuant to the Plan shall be authorized by the Board and shall be evidenced by a Stock Option Agreement in such form as the Board, upon recommendation of the Committee, shall from time to time approve. Such agreements shall comply with and be subject to the following terms and conditions:

         7.01. Employment Agreement. The Board may, in its discretion, include in any Option granted under the Plan a condition that the Participant shall agree to remain in the employ of, and to render services to, the Company for a period of time (specified in the agreement) following the date the Option is granted. No such agreement shall impose upon the Company, however, any obligation to employ the Participant for any period of time.

         7.02. Noncompetition. The Board may, in its discretion, include in any Option granted under the Plan a condition that the Participant agree not to compete with the Company for a specific period of time and/or within a specific geographic area.

         7.03. Time and Method of Payment. The Option Price shall be paid in cash at the time an Option is exercised under the Plan and/or may be paid for by tendering of one or more shares of Stock. Upon a tender of Stock, the fair market value of the Stock at the time of tender shall be used to determine the value of the Stock as payment to be determined as set forth in paragraph 6. Promptly after the exercise of an Option and the payment of the full Option Price either in Stock or cash, the Participant shall be entitled to the issuance of a stock certificate evidencing his ownership of such share of Stock. A Participant shall have none of the rights of a shareholder until shares are issued to him, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         7.04. Number of Shares. Each Option shall state the total number of shares of Stock to which it pertains.

         7.05. Option Period and Limitations on Exercise of Options. The Board may, in its discretion, provide that an Option may not be exercised in whole or in part for any period or periods of time specified in the Option Agreement. Except as provided in the Option Agreement, an Option may be exercised in whole or in part at any time during its term. No Option may be exercised after the expiration of ten years from the date it is granted. No Option may be exercised for a fractional share of Stock.

8. Provisions Applicable to Incentive Stock Options

         It is intended that Incentive Stock Options granted under the Plan shall constitute Incentive Stock Options within the meaning of Section 422 of the Code. The following provisions are applicable to any Incentive Stock Option granted under the Plan.

         8.01. Term of Incentive Stock Option. No Incentive Stock Option shall be exercisable prior to the date one year, or after the date ten years, from the date such Incentive Stock Option is granted.

         8.02. Ten Percent Shareholder. Notwithstanding any other provision herein contained, no Plan Participant may receive an Incentive Stock Option under the Plan if such Participant, at the time the award is granted, owns (as defined in Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, unless the option price for such Incentive Stock Option is at least 110 percent of the fair market value of the Stock subject to such Incentive Stock Option on the date of the grant and such Incentive Stock Option is not exercisable after the date five years from the date such Incentive Stock Option is granted.

         8.03. Grant of Incentive Stock Option. An Incentive Stock Option granted pursuant to the Plan must be granted within ten years from the date the Plan is adopted or the date the Plan is approved by Company shareholders, whichever is earlier.


9.       Exercise of Options

         The Committee, in granting Options hereunder, shall have discretion to determine the terms upon which such Options shall be exercisable, subject to the applicable provisions of the Plan. However, a Nonstatutory Stock Option issued to a non-employee director of the Company may not be exercised unless and until such one year from and after the date such Option was granted (subject to the provisions in Section 11). If a Participant is discharged for just cause at any time, the entire number of shares of Stock granted to a Participant shall be forfeited. For this purpose, "just cause" shall mean theft, fraud, embezzlement or willful misconduct causing significant property damage to the Company or personal injury to any employee of the Company. The Committee shall have sole discretion in determining "just cause" within the terms of this Section.

10. Termination of Employment

         Following the date of cessation of employment, the Participant may at any time within three months exercise his Options to the extent that he was entitled to exercise them on the date of cessation of employment, but in no event shall any Option be exercisable more than ten (10) years from the date it was granted. In the sole discretion of the Committee, the Stock Option Agreement may provide that should the Participant engage in employment or activities contrary, in the opinion of the Committee, to the best interests of the Company or any of its subsidiaries, then any Stock issued or to be issued to the Participant shall become null and void. The Committee shall determine in each case whether a termination of employment shall be considered a retirement with the consent of the Company or a subsidiary, and, subject to applicable law, whether a leave of absence shall constitute a termination of employment. Any such determination of the Committee shall be final and conclusive, unless overruled by the Board.


11. Rights in Event of Death

         If a Participant dies while employed by the Company or any of its subsidiaries, or within three months after having retired with the consent of the Company or any of its subsidiaries, without having fully exercised his Options, the executors or administrators, or legatees or heirs, of his estate shall have the right, during the period ending one year after the date of the Optionee's death, to exercise such Options to the extent that such deceased Participant was entitled to exercise the Options on the date of his death; provided, however, that in no event shall the Options be exercisable more than ten years from the date they were granted. Notwithstanding the foregoing, if the Optionee shall die prior to the date one year from the date an Option shall have been granted, such Option shall become exercisable in full on the date of such death.


12. No Obligations to Exercise Option

         The granting of an Option shall impose no obligation upon the Participant to exercise such Option.


13. Nonassignability

         Options shall not be transferable other than by will or by the laws of descent and distribution, and during a Participant's lifetime shall be exercisable only by such Participant.


14. Effect of Change in Stock Subject to the Plan

         The aggregate number of shares of Stock available for Options under the Plan, the shares subject to any Option and the price per share shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock subsequent to the effective date of the Plan resulting from (1) a subdivision or consolidation of shares or any other capital adjustment, (2) the payment of a stock dividend, or (3) other increase or decrease in such shares effected without receipt of consideration by the Company. If the Company shall be the surviving corporation in any merger or consolidation, any Option shall pertain, apply, and relate to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled after the merger or consolidation. Upon dissolution or liquidation of the Company, or upon a merger or consolidation in which the Company is not the surviving corporation, all Options outstanding under the Plan shall terminate; provided, however, that each Participant (and each other person entitled under Section 11 to exercise an Option) shall have the right, immediately prior to such dissolution or liquidation, or such merger or consolidation, to exercise such Participant's Options in whole or in part, but only to the extent that such Options are otherwise exercisable under the terms of the Plan.


15. Amendment and Termination

         Neither the Board nor the Committee may, without the consent of the holder of an Option, alter or impair any Option previously granted under the Plan, except as authorized herein. Notwithstanding the foregoing, the Plan provisions specified in Rule 16b-3(c)(2)(ii)(A) under the Securities Exchange Act of 1934, as amended, or any future corresponding rule may not be modified or amended more than once every six months, other than to comport except as permitted by Rule 16b- 3(c)(2)(ii)(B). Unless sooner terminated, the Plan shall remain in effect for a period of ten (10) years from the earlier of the date of the Plan's adoption by the Board or approval by the Company shareholders. Termination of the Plan shall not affect any Option previously granted.

         With respect to any shares of Stock to which Options have not been granted under the Plan, the Board, without further action on the part of the shareholders of the Company, may from time to time alter, amend, or suspend certain provisions of the Plan except that it may not, without the approval of the shareholders of the Company: (i) change the number of shares of Stock available for grant under the Plan, (ii) extend the duration of the Plan, (iii) increase the maximum term of Incentive Stock Options under the Plan, (iv) decrease the minimum option price of Incentive Stock Options, (v) change the class of employees eligible to be granted Incentive Stock Options under the Plan, or (vi) effect a change relating to Incentive Stock Options granted under the Plan which is inconsistent with Code Section 422 or the regulations thereunder.


16. Agreement and Representation of Employees

         As a condition to the exercise of any portion of an Option, the Company may require the person exercising such Option to represent and warrant at the time of such exercise that any shares of Stock acquired at exercise are being acquired only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.


17. Reservation of Shares of Stock

         The Company, during the term of this Plan, will at all times reserve and keep available, and will seek or obtain from any regulatory body having jurisdiction any requisite authority necessary to issue and to sell, the number of shares of Stock that shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed necessary by counsel for the Company for the lawful issuance and sale of its Stock hereunder shall relieve the Company of any liability in respect of the failure to issue or sell Stock as to which the requisite authority has not been obtained.


18. Withholding Taxes

         Whenever under the Plan shares are to be issued upon the exercise of Options thereunder, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, prior to the delivery of any Stock certificate or certificates for such shares. Whenever under the Plan payments are made in cash such payment shall be net of an amount sufficient to satisfy federal, state and local withholding tax requirements.

19. Effective Date of Plan

         The Plan shall be effective from the earlier of the date of the Plan's adoption by the Board or approval by the shareholders of the Company.




Date Approved By Board of Directors:______________________________________


Date Approved by Company Shareholders:____________________________________

                           GRANGE NATIONAL BANC CORP.
                            LACEYVILLE, PENNSYLVANIA


                       NONSTATUTORY STOCK OPTION AGREEMENT






         NONSTATUTORY STOCK OPTION AGREEMENT, hereinafter referred to as the "Option" or the "Agreement," made on the ______ day of ____________, 1995, between GRANGE NATIONAL BANC CORP., a Pennsylvania Corporation (the "Company"), and _____________________________ (the "Optionee"), residing at:

                                          ------------------------------

                                          ------------------------------

         The Company hereby grants an option on 1,730 shares of Common Stock of the Company ("Common Stock") to the Optionee at the price and in all respects subject to the terms, definitions and provisions of this Agreement in conjunction with the Grange National Banc Corp. Stock Option Plan ("Stock Option Plan").

1.       Option Price

         The option price is $_____ for each share of Common Stock.

2.       Exercise of Option

         This Option shall be exercisable at any time and from time to time during the period commencing on the date hereof and ending ten (10) years from the date hereof in accordance with the terms of this Agreement and the Stock Option Plan as follows:

         (i) Right to Exercise. This Option shall be exercisable during the term of the Option, by the Optionee (or the Optionee's estate under (c)):

                (a) While the Optionee is in "continuous service with the Company,"

                (b) For a period ending six (6) months after the Optionee has terminated his "continuous service with the Company," or

                (c) Within one year after the date of the Optionee's death if the Optionee should die while in the "continuous service of the Company" (or within three months after retirement of the Optionee and, with respect to employees, with the consent of the Company).

         For purposes of the foregoing, "continuous service with the Company" shall mean the absence of any interruption or termination of service with the Company or any Subsidiary of the Company as a member of its Board of Directors which now or hereafter exists. Continuous service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations of the Company, its Subsidiaries or any successor in interest.

         (ii) Method of Exercise. This Option shall be exercisable by a written notice which shall:

                (a) State the election to exercise the Option, the number of shares subject to this Agreement which are being exercised, the person in whose name the stock certificate or certificates for such shares of Common Stock is to be registered, his address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);

                (b) Contain such representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be satisfactory to the Company's counsel;

                (c) Be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Option.

         Payment of the purchase price of any shares with respect to which the Option is being exercised shall be by certified or bank cashier's check (or the tender of one or more shares of Common Stock), and shall be delivered with the notice of exercise. The certificate or certificates for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option.

         (iii) Restrictions on Exercise. As a condition to his exercise of this Option, the Company may require the person exercising this Option to make any representation and warranty to the Company as may be required by any applicable law or regulation.

3. Nontransferability of Option

         This Option may not be transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

4. Stock Subject to the Option

         The Company shall set aside 1,730 shares of the Common Stock which it now holds as authorized but unissued shares. If the Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased shares which were subject thereto shall be free from any restrictions. The Company will not be required to issue or deliver any certificate or certificates for shares to be issued hereunder until such shares have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange on which outstanding shares of the same class may then be listed and until the Company has taken such steps as may, in the opinion of counsel for the Corporation, be required by law and applicable regulations, including the rules and regulations of the Securities and Exchange Commission, state blue-sky laws and regulations, and any applicable Federal or State banking laws, in connection with the issuance or sale of such shares, and the listing of such shares on each such exchange. The Company will use its best efforts to comply with any such requirements.

5. Adjustments upon Changes in Capitalization

         If all or any portion of the Option is exercised subsequent to any stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization, or other similar change or transaction of or by the Company, as a result of which shares of any class of stock shall be issued with respect to outstanding shares of the class covered by the Option or if shares of the class covered by the Option shall be changed into the same or different number of shares of the same or another class or classes of stock, the person or persons so exercising such an Option shall receive, for the aggregate option price payable upon such exercise of the Option, the aggregate number and class of shares equal to the number and class of shares he or she would have had on the date of exercise had the shares been purchased for the same aggregate price at the date the Option was granted and had not been disposed of, taking into consideration any such stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization, or other similar change or transaction.

6. Notices

         Each notice relating to this Agreement shall be in writing and delivered in person or by certified mail to the proper address. Each notice shall be deemed to have been given on the date it is received. Each notice to the Company shall be addressed to it at its principal office, now at 101 Main Street, Laceyville, Pennsylvania 18623, attention of the Secretary. Each notice to the Optionee or other person or persons then entitled to exercise the Option shall be addressed to the Optionee or such other person or persons at the Optionee's address set forth in the heading of this Agreement. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

7. Benefits of Agreement

         This Agreement shall inure to the benefit of and be binding upon each successor of the Company. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be binding upon the Optionee's heirs, legal representatives, and successors. This Agreement shall be the sole and exclusive source of any and all rights which the Optionee, his heirs, legal representatives, or successors may have with respect to the Stock Option Plan or any options or Common Stock granted or issued thereunder, whether to himself or to any other person.

8. Resolution of Disputes

         Any dispute or disagreement which should arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement will be determined by the Board of Directors of the Company. Any determination made hereunder shall be final, binding, and conclusive for all purposes.

9. Discharge for Just Cause

         If the Optionee is discharged for just cause at any time, the entire number of shares of Common Stock granted to the Optionee shall be forfeited. For this purpose, "just cause" shall mean theft, fraud, embezzlement or willful misconduct causing significant property, financial or other economic damage to the Company or personal injury to any employee of the Company. The Stock Option Plan Committee shall have sole discretion in determining "just cause" within the terms of this Section.




         IN WITNESS WHEREOF, the Company and the Optionee have caused this Agreement to be executed as of the day, month and year first above written.


                  GRANGE NATIONAL BANC CORP.
                   LACEYVILLE, PENNSYLVANIA



- --------------------------------------     ------------------------------------
                        NAME




- --------------------------------------     ------------------------------------
                        Title                                Title

                           GRANGE NATIONAL BANC CORP.
                            LACEYVILLE, PENNSYLVANIA

                        INCENTIVE STOCK OPTION AGREEMENT




         INCENTIVE STOCK OPTION AGREEMENT, hereinafter referred to as the "Option" or the "Agreement," made on the ______ day of _________, 1995, between GRANGE NATIONAL BANC CORP., a Pennsylvania Corporation (the "Company"), and ________________________(the "Optionee"), residing at:

                          ----------------------------

                          ----------------------------

         The Company hereby grants an option on ______ shares of Common Stock of the Company ("Common Stock") to the Optionee at the price and in all respects subject to the terms, definitions and provisions of this Agreement in conjunction with the Grange National Banc Corp. Stock Option Plan ("Stock Option Plan"). It is intended that Options issued pursuant to this Agreement shall constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Code").


1. Option Price

         The option price is $______ for each share of Common Stock. This price represents at least 100 percent of the fair market value of the Stock subject to such Option on the date of the grant. If the Optionee owns (as defined in Section 424(d) of the Code) stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, the above-referenced option Price represents at least 110 percent of the fair market value of the Stock at the date of the grant.


2. Exercise of Option

         This Option shall be exercisable at any time and from time to time during the period commencing one (1) year from the date hereof and ending ten
(10) years (five (5) years for 110 percent shareholders as described in Paragraph 1 above) from the date hereof in accordance with the terms of this Agreement and the Stock

Option Plan as follows:


         (i) Right to Exercise. This Option shall be exercisable during the term of the Option, by the Optionee (or the Optionee's estate under (c)):

                (a) While the Optionee is in "continuous employment with the Company,"

                (b) For a period ending three (3) months after the Optionee has terminated his "continuous employment with the Company," or

                (c) Within one year after the date of the Optionee's death if the Optionee should die while in the "continuous employment of the Company" (or within three months after retirement of the Optionee and, with the consent of the Company).

         For purposes of the foregoing, "continuous employment with the Company" shall mean the absence of any interruption or termination of employment with the Company or any Subsidiary of the Company which now or hereafter exists. Continuous employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations of the Company, its Subsidiaries or any successor in interest.


         (ii) Method of Exercise. This Option shall be exercisable by a written notice which shall:

                (a) State the election to exercise the Option, the number of shares subject to this Agreement which are being exercised, the person in whose name the stock certificate or certificates for such shares of Common Stock is to be registered, his address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);

                (b) Contain such representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be satisfactory to the Company's counsel;

                (c) Be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Option.

         Payment of the purchase price of any shares with respect to which the Option is being exercised shall be by certified or bank cashier's check (or the tender of one or more shares of Common Stock), and shall be delivered with the notice of exercise. The certificate or certificates for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option.

         (iii) Restrictions on Exercise. As a condition to his exercise of this Option, the Company may require the person exercising this Option to make any representation and warranty to the Company as may be required by any applicable law or regulation.


3. Nontransferability of Option

         This Option may not be transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.


4. Stock Subject to the Option

         The Company shall set aside ______ shares of the Common Stock which it now holds as authorized but unissued shares. If the Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased shares which were subject thereto shall be free from any restrictions. The Company will not be required to issue or deliver any certificate or certificates for shares to be issued hereunder until such shares have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange on which outstanding shares of the same class may then be listed and until the Company has taken such steps as may, in the opinion of counsel for the Corporation, be required by law and applicable regulations, including the rules and regulations of the Securities and Exchange Commission, state blue-sky laws and regulations, and any applicable Federal or State banking laws, in connection with the issuance or sale of such shares, and the listing of such shares on each such exchange. The Company will use its best efforts to comply with any such requirements.


5. Adjustments upon Changes in Capitalization

         If all or any portion of the Option is exercised subsequent to any stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization, or other similar change or transaction of or by the Company, as a result of which shares of any class of stock shall be issued with respect to outstanding shares of the class covered by the Option or if shares of the class covered by the Option shall be changed into the same or different number of shares of the same or another class or classes of stock, the person or persons so exercising such an Option shall receive, for the aggregate option price payable upon such exercise of the Option, the aggregate number and class of shares equal to the number and class of shares he or she would have had on the date of exercise had the shares been purchased for the same aggregate price at the date the Option was granted and had not been disposed of, taking into consideration any such stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization, or other similar change or transaction.


6. Notices

         Each notice relating to this Agreement shall be in writing and delivered in person or by certified mail to the proper address. Each notice shall be deemed to have been given on the date it is received. Each notice to the Company shall be addressed to it at its principal office, now at 101 Main Street, Laceyville, Pennsylvania 18623, attention of the Secretary. Each notice to the Optionee or other person or persons then entitled to exercise the Option shall be addressed to the Optionee or such other person or persons at the Optionee's address set forth in the heading of this Agreement. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.


7. Benefits of Agreement

         This Agreement shall inure to the benefit of and be binding upon each successor of the Company. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be binding upon the Optionee's heirs, legal representatives, and successors. This Agreement shall be the sole and exclusive source of any and all rights which the Optionee, his heirs, legal representatives, or successors may have with respect to the Stock Option Plan or any options or Common Stock granted or issued thereunder, whether to himself or to any other person.

8. Resolution of Disputes

         Any dispute or disagreement which should arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement will be determined by the Board of Directors of the Company. Any determination made hereunder shall be final, binding, and conclusive for all purposes.

9. Discharge for Just Cause

         If the Optionee is discharged for just cause at any time, the entire number of shares of Common Stock granted to the Optionee shall be forfeited. For this purpose, "just cause" shall mean theft, fraud, embezzlement or willful misconduct causing significant property, financial or other economic damage to the Company or personal injury to any employee of the Company. The Stock Option Plan Committee shall have sole discretion in determining "just cause" within the terms of this Section.


         IN WITNESS WHEREOF, the Company and the Optionee have caused this Agreement to be executed as of the day, month and year first above written.


                  GRANGE NATIONAL BANC CORP.
                   LACEYVILLE, PENNSYLVANIA



- ------------------------------------------       ------------------------------
                        NAME




- ------------------------------------------        -----------------------------
                        Title                              Title

                           GRANGE NATIONAL BANC CORP.
                    Proxy for Annual Meeting of Shareholders
                                 April 26, 1996
                  Solicited on behalf of the Board of Directors


The undersigned hereby constitutes and appoints Helen Talarico, Joseph Rhubright, Ferne Tiffany and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution for and in the name, place and stead of the undersigned to appear at the Annual Meeting of Shareholders of Grange National Banc Corp. ("Grange"), to be held on the 26th day of April, 1996, and at any postponement or adjournment thereof, and to vote all of the shares of Common Stock of Grange which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned directs that this proxy be voted as follows:

                 Please mark your votes as in this example. /X/

1.       For |_| the election of Thomas C. Burns, John W. Purtell and Brian R. Ace as Class 2 Directors of the Company, as more fully described in the accompanying Proxy Statement (to withhold authority to vote for all three directors,
         check this box: |_|)

         To withhold authority to vote for an individual nominee, write that nominee's name on the space provided below.

         -----------------------------------------------------------

2.       To approve the Company's Incentive Stock Option and Nonstatutory Stock Option Plan.


                              FOR        AGAINST      ABSTAIN

                              / /          / /          / /



3.       To transact such other business as may properly come before this meeting or any postponement or adjournment thereof.


         This proxy will, when properly executed, be voted as directed. If no directions to the contrary are indicated, the persons named herein intend to vote for the election of the three named nominees for director and to approve proposal 2.

         THE PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED BY THIS PROXY. DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN THE COMPANY'S PROXY STATEMENT.

         The undersigned hereby acknowledges receipt of the Company's 1995 Annual Report to Shareholders, Notice of the Company's 1996 Annual Meeting of Shareholders and the Proxy Statement relating thereto.

                                    DATE:___________________________, 1996
                                              (Please date this Proxy)


                                    --------------------------------------

                                    --------------------------------------
                                      Signature(s)

                                    It would be helpful if you signed your name exactly as it appears on your stock certificate(s), indicating any official position or representative capacity. If shares are registered in more than one name, all owners should sign.



PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.




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